iShares®

iShares Trust

Supplement dated April 2, 2021 (the “Supplement”)

to the Statement of Additional Information (“SAI”), dated September 1, 2020

(as revised March 22, 2021), for the funds listed in the table below

(collectively, the “Funds” and each a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

As previously disclosed in a Supplement dated March 22, 2021, the Board of Trustees of iShares Trust has authorized the following stock split for each Fund at the ratios indicated below. The record date for the stock split will be April 14, 2021, and the stock splits will be effectuated after close of trading April 16, 2021:

Fund Name	Current Ticker	Forward Split Ratio

iShares Morningstar Small-Cap ETF	JKJ	4:1

iShares Morningstar Small-Cap Value ETF	JKL	3:1

iShares Morningstar Small-Cap Growth ETF	JKK	6:1

iShares Morningstar Mid-Cap ETF	JKG	4:1

iShares Morningstar Mid-Cap Value ETF	JKI	3:1

iShares Morningstar Mid-Cap Growth ETF	JKH	6:1

iShares Morningstar Large-Cap Growth ETF	JKE	5:1

iShares Morningstar Large-Cap Value ETF	JKF	2:1

iShares Morningstar Large-Cap ETF	JKD	4:1

The Creation Unit size for each Fund will remain 50,000 shares per unit. Shares of each Fund will begin trading on a split-adjusted basis on April 19, 2021.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-A-M*-SPLIT-NTC-0421